Exhibit 99.1

EXHIBIT F

Term Sheet for Parent Shareholders' Agreement1

Parties	●	Polaris Acquisition Corp.("Parent"), as the surviving
corporation in the merger of Hughes Telematics, Inc. (the
"Company") with and into Parent pursuant to the Amended
and Restated Merger Agreement.

	●	Communications Investors LLC ("Apollo"), who shall serve
as the Escrow Representative.

	●	The entities and individuals listed on Schedule I hereto (which may be expanded before the Closing without the consent of
Parent to include such persons who may hereafter become
equityholders of the Company and agree to the terms of this
agreement) (the "Company Common Shareholders").

	●	The entities and individuals who purchase shares of the
Company Series B Preferred Stock pursuant to that certain
Stock Purchase Agreement, dated as of March 12, 2009 (the
“Series B Stock Purchase Agreement”), (which may be
expanded before the Closing without the consent of Parent to include such persons who may hereafter become preferred
equityholders of the Company and agree to the terms of this
agreement) (the "Company Preferred Shareholders").

	●	Byron Business Ventures XX, LLC, Praesumo Partners, LLC,
Moore Holdings, LLC, Vinco Vincere Vici Victum LLC,
David F. Palmer, Meritage Farms LLC, Cloobeck Companies,
LLC, Granite Creek Partners, L.L.C., Hartz Capital
Investments LLC, Odessa, LLC and Roxbury Capital Group
LLC Incentive Savings Plan (together, the "Founders").

Transfer Restrictions

Company Common	●	Each Company Common Shareholder agrees not to sell,
Shareholders Transfer		transfer or otherwise dispose of, directly or indirectly, any
Restrictions		Common Transaction Shares or Converted Option Shares
underlying Converted Options, in each case for 24 months
post-Closing, except (i) by gift to a member of such
shareholder's immediate family or to a trust, the beneficiary of which is a Company Common Shareholder or a member of a
Company Common Shareholder's immediate family, (ii) by

[1] Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Second
Amended and Restated Agreement and Plan of Merger, by and between Polaris and the Company, dated as of March
12, 2009 (the "Amended and Restated Merger Agreement").

virtue of the laws of descent and distribution upon death of any Company Common Shareholder, or (iii) pursuant to a
qualified relations order; provided, however, that such
permissive transfers may be implemented only upon the
respective transferee's written agreement to be bound by the terms and conditions of the Shareholders' Agreement.

	●	Each Company Common Shareholder agrees not to sell,
transfer or otherwise dispose of, directly or indirectly, any
Common Escrowed Earnout Shares (or Converted Option
Shares underlying Earnout Options) until (a) with respect to such shares released from escrow upon the achievement of the
First Target between the first and second anniversaries
(including the second anniversary) of the Closing Date, 12
months following the distribution to shareholders of such
shares from escrow and (b) with respect to such shares
released from escrow upon the achievement of the First
Target (after the second anniversary of the Closing Date), the
Second Target and the Third Target, the earlier of (i) 6 months following the distribution to shareholders of such shares from escrow or (ii) the fifth anniversary of the Closing Date.

Company Preferred	●	Each Company Preferred Shareholder agrees not to sell,
Shareholders Transfer		transfer or otherwise dispose of, directly or indirectly, any
Restrictions		Preferred Transaction Shares for 6 months post-Closing
(provided that (a) all Company Common Shareholders,
Founders and all officers and directors of Parent (each, a
"Lockup Party") shall have agreed to be at least as restricted with respect to the sale, transfer or other disposition of such persons' securities in Parent and (b) Parent will promptly
provide notice to each Company Preferred Shareholder of any
discretionary waiver or early termination of the lockup of any
Lockup Party and cause each Company Preferred Shareholder
to receive, on a proportionate basis, the benefit of any such waiver or termination), except (i) by gift to a member of such shareholder's immediate family or to a trust, the beneficiary of which is a Company Preferred Shareholder or a member of a
Company Preferred Shareholder's immediate family, (ii) by
virtue of the laws of descent and distribution upon death of any Company Preferred Shareholder, (iii) to an Affiliate or
(iv) pursuant to a qualified relations order; provided, however, that such permissive transfers may be implemented only upon
the respective transferee's written agreement to be bound by the terms and conditions of the Shareholders' Agreement. For purposes of the foregoing, "Affiliate" means, with respect to a
Company Preferred Shareholder, (A) any other person or
entity which directly, or indirectly through one or more

intermediaries, controls, or is controlled by, or is under
common control with, such Company Preferred Shareholder,
and (B) any person or entity who shares a common investment
advisor. The term "control" (including the terms
"controlling," "controlled by" and "under common control
with") as used with respect to any person or entity means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person
or entity, whether through the ownership of voting securities, by contract or otherwise.[2]

	●	No additional transfer restrictions on Preferred Escrowed
Earnout Shares.

Founders Restrictions	●	Subject to the immediately succeeding bullet and Section
2.8(b) of the Parent Disclosure Statement, the Parent common stock and the warrants to purchase Parent common stock (the
"Parent Warrants") that are owned by the Founders and held
in escrow pursuant to the Stock Escrow Agreement and the
Warrant Escrow Agreement, both dated as of January 11,
2008, by and among Parent, certain of the Founders and
Continental Stock Transfer & Trust Company (the "Founders
Escrow Agreements") shall continue to be subject to the
restrictions and other provisions of the Founders Escrow
Agreements and shall be released to the Founders as and when provided for under the Founders Escrow Agreements.

	●	Each Founder agrees not to sell, transfer or otherwise dispose of, directly or indirectly, any Escrowed Sponsor Earnout
Shares until (a) with respect to such shares released from
escrow upon the achievement of the First Target between the
first and second anniversaries (including the second
anniversary) of the Closing Date, 12 months following the
distribution to the Founders of such shares from escrow and
(b) with respect to such shares released from escrow upon the achievement of the First Target after the second anniversary of the Closing Date, the earlier of (i) 6 months following the distribution to the Founders of such shares from escrow or (ii)
the fifth anniversary of the Closing Date.

Governance

Voting of Escrowed Shares	●	For any matters brought to a vote of the Parent shareholders during such time when any Escrowed Earnout Shares or
Escrowed Sponsor Earnout Shares remain in escrow, each

[2] Definition of "Affiliate" may need to be revised for other uses of the term within the Shareholders' Agreement.

Company Common Shareholder, Company Preferred
Shareholder and Founder shall be entitled to vote such shares without restriction (i.e., as if all such shares had been released from escrow).

	●	The Company Common Shareholders may vote the Escrowed
Indemnity Shares without restriction.

Initial Composition of the	●	Simultaneously with the Closing, the Board shall be expanded
Board of Directors of Parent		to 9 members and shall initially consist of the following
(the "Board")		members:

● The following 1 person designated by Apollo prior to
Closing (or such other person as Apollo shall designate

● Jeff Leddy

● 5 persons to be designated by Apollo prior to Closing, at
least one of whom shall be considered "independent"
under applicable stock exchange rules.

● The following 1 person who is currently on the Board (or
such other person as the Board shall designate prior to the
Closing who is reasonably acceptable to the Escrow
Representative):

● Marc Byron

● In addition, 2 persons who are considered "independent"
under applicable stock exchange rules shall be designated
mutually by the Board and the Escrow Representative. For
the avoidance of doubt, such right of designation shall not
apply to Company Preferred Stockholders.

Founder Board Nominations	●	In the event of the death, disability, disqualification,
resignation or removal of Marc Byron, or his failure to be
elected, in each case, prior to the expiration of the Escrow
Period, Parent shall nominate for election to the Board a
replacement (the "Replacement Director") designated by the
Founders (as determined by a majority-in-interest (based on
fully-diluted ownership of Parent common stock from time to
time) of the Founders), who shall be entitled to serve until the expiration of the Escrow Period. Such Replacement Director
shall meet any applicable requirements or qualifications under applicable law, stock exchange rules and Parent
organizational documents to be a member of the Board.
Nothing herein shall be deemed to require that any party
hereto, or any affiliate thereof, act or be in violation of any applicable provision of law, legal duty or requirement or stock exchange or stock market rule.

	●	All of the parties to the Shareholders' Agreement who are
entitled to designate directors of the Board shall agree to vote their shares in favor of Marc Byron or the Replacement
Director until the earlier of (x) the termination of the Escrow
Period and (y) the date when the Founders hold less than 50%
of the outstanding Parent common stock held by the Founders
at the Closing. For the avoidance of doubt, the foregoing
voting agreement does not apply to Company Preferred
Shareholders.

Unaffiliated Directors	●	For so long as any Escrowed Earnout Shares or Escrowed
Indemnity Shares remain in escrow (the "Escrow Period")
pursuant to the Escrow Agreement, each Company Common
Shareholder and each Founder agrees to vote his, her or its
respective shares of Parent voting stock to effect a Board that at all times includes Marc Byron or the Replacement Director or, if no such person is still a member of the Board, at least one Unaffiliated Director (as defined in Section 7.6 of the
Amended and Restated Merger Agreement). For the
avoidance of doubt, the foregoing voting agreement does not
apply to Company Preferred Shareholders.

Registration Rights

Registration Rights of the	●	The following registration rights shall extend to (A) the
Company Common		Company Common Shareholders, with respect to their Parent
Shareholders, the Company		common stock, (B) the Company Preferred Shareholders, with
Preferred Shareholders and		respect to their Parent common stock and (C) the Founders,
the Founders		with respect to their Parent common stock, Parent Warrants
and shares of Parent common stock underlying the Parent
Warrants (such securities of the Company Common
Shareholders, the Company Preferred Shareholders and the
Founders, together with any shares of Parent common stock
issued in respect thereof upon a stock split, distribution or otherwise, the "Registrable Securities"). As to any particular
Registrable Securities, such securities shall cease to be
Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become
effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in
accordance with such Registration Statement; (b) such
securities shall have been otherwise transferred, new
certificates for them not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent
public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are saleable
under Rule 144 and not subject to the volume restrictions
therein; provided that if, within four (4) years after the date of
Shareholders' Agreement, any shares of Parent common stock
cease to be Registrable Securities by virtue of (d) above and
Rule 144 subsequently becomes unavailable to permit the sale thereof, such shares shall once again be considered
Registrable Securities. If, four (4) years after the date of
Shareholders' Agreement, any shares of Parent common stock
cease to be Registrable Securities by virtue of (d) above and
Rule 144 subsequently becomes unavailable to permit the sale thereof, such shares shall not be Registrable Securities.

	●	This agreement shall replace (A) all existing registration
rights that the Company Common Shareholders may have
with respect to the Company and (B) the Founders' existing
registration rights with Parent.

	●	Except as provided below under Shelf Rights, the registration rights of the Company Common Shareholders, the Company
Preferred Shareholders and the Founders shall be subject to
the transfer restrictions on each such holder's Parent securities referenced herein, and no registration rights shall be available for any securities prior to the expiry of such transfer
restrictions with respect to such securities.

Demand Rights	●	Availability: Beginning after the expiry of the transfer
restrictions applicable to the given securities of the Company
Common Shareholders, the Company Preferred Shareholders
or the Founders, as the case may be, each of (a) the Company
Common Shareholders (as a group as determined by a
majority-in-interest of such holders' Parent securities), (b) the
Company Preferred Shareholders (as a group as determined
by the Majority Purchasers (as such term is defined in the
Series B Stock Purchase Agreement)) and (c) the Founders (as
a group as determined by a majority-in-interest of such
holders' Parent securities) may issue to Parent a written
request (a "Demand Notice") that Parent effect the registration of all or any portion of their Registrable Securities (a
"Demand Registration"). Parent shall not be required to (i)
effect more than two (2) Demand Registrations initiated by
the Founders, more than two (2) Demand Registrations
initiated by the Company Preferred Shareholders or more than four (4) Demand Registrations initiated by the Company
Common Shareholders or (ii) effect a Demand Registration
(x) requested by the Founders if such Founders request a

registration of shares with a value of less than $2,000,000 or
(y) requested by the Company Common Shareholders if such
Company Common Shareholders request a registration of
shares with a value of less than $20,000,000.

	●	Cutbacks: See "Cutbacks" under "Piggyback Rights."

	●	Withdrawal: The demanding party (based on the majority-in-
interest of such holders' Parent securities or, in the case of the
Company Preferred Shareholders, the Majority Purchasers (as
such term is defined in the Series B Stock Purchase
Agreement)) may withdraw the Demand Notice at any time
prior to the effective date of the registration statement filed in response to such Demand Notice if (a) it disapproves of the
terms of any underwriting or (b) it is not entitled to include all of its requested Registrable Securities in the offering. Parent shall be responsible for all expenses relating to withdrawn
registrations.

	●	Underwriter: Following the date that is 24 months after the
Closing Date, the holders of (A) a majority of Registrable
Securities or (B) the Founders as a group, provided that their demand relates to Registrable Securities with a value of
$20,000,000 or more, may elect to have an underwritten
offering, and may select an underwriter mutually agreed upon with Parent (subject to both parties acting reasonably).

	●	Underwriter: Following the date that is 12 months after the
Closing Date, the Majority Purchasers (as such term is defined in the Series B Stock Purchase Agreement) may elect to have
an underwritten offering, and may select an underwriter
mutually agreed upon with Parent (subject to both parties
acting reasonably).

Piggyback Rights	●	Availability: Company Common Shareholders, Company
Preferred Shareholders and the Founders shall have unlimited piggyback rights (including with respect to Demand
Registrations initiated hereunder) (beginning after the expiry of the transfer restrictions applicable to the given securities of the Company Common Shareholders, the Company Preferred
Shareholders or the Founders, as the case may be); provided
that they shall have no piggyback rights (i) for registration statements filed on Form S-8 or otherwise in connection with any employee stock option or other benefit plan, (ii) for
registration statements filed on Form S-4 or otherwise for an exchange offer or offering of securities solely to the Parent's existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Parent, (iv) for a dividend reinvestment plan or (v) in the case of the Company
Common Shareholders and the Founders, for a shelf
registration initiated by or on behalf of the Company
Preferred Shareholders.

●	Notice: Parent shall give notice of an intended registered
offering to the Company Common Shareholders, the
Company Preferred Shareholders and Founders as soon as
practicable, but no less than 15 business days prior to
anticipated filing date (after which such holders shall have at least 10 business days to respond).

●	Cutbacks: Cutbacks will be permitted in an underwritten
offering if the underwriter determines in good faith that
selling the dollar amount or number of shares requested to be included in the offering would materially and adversely affect the initial requesting party's ability to sell the shares at the desired offering price. If the offering is for Parent's account, then priority will be given, first, to the shares being sold by
Parent, second, to the Company Preferred Shareholders, third, to the Company Common Shareholders, and, fourth, to the
Founders (pro rata based on the number of shares that each
elects to include in the registration), then to other holders of
Parent shares. If the offering is initiated by Parent
shareholders other than the Company Common Shareholders,
the Company Preferred Shareholders or the Founders, priority shall be, first, to those other shareholders, second, to the
Company Preferred Shareholders, third, to the Company
Common Shareholders, and, fourth, to the Founders (pro rata
based on the number of shares that each elects to include in the registration), then to the shares being sold by Parent. If the offering is initiated by the Company Common
Shareholders, the Company Preferred Shareholders or the
Founders pursuant to a Demand Notice, then priority shall be to the demanding party, then to the non-demanding parties in the same order of priority set forth above, then to shares being sold by Parent, and then to other shareholders; provided that in the case of a demand by either party with respect to which another party has exercised piggyback rights, if the
underwriter has determined there should be a cutback, the
party exercising piggyback rights may convert its piggyback
election to a demand, such that the converting party and the demanding party will be treated pro rata in such cutback
(based on the number of shares that each elects to include in the registration); provided, further, that in the event a party converts a piggyback election to demand election, such
conversion shall be counted as a demand.

	●	Withdrawal: Any Company Common Shareholder, Company
Preferred Shareholder or Founder may withdraw from a
piggyback registration at any time prior to the effective date of the registration statement. Parent shall be responsible for all expenses relating to withdrawn registrations.

Shelf Rights	●	Availability to Company Common Shareholders and
Founders: Shelf registration rights shall be available to the
Company Common Shareholders (as a group as determined
by a majority-in-interest of such holders' Parent securities)
and the Founders (as a group as determined by a majority-in-
interest of such holders' Parent securities) after such time as
Parent becomes S-3 eligible (and beginning after the expiry of the transfer restrictions applicable to the given securities of the Company Common Shareholders or the Founders, as the
case may be). The number and frequency of takedown
demands (a "Shelf Notice") to which the Company Common
Shareholders (as a group as determined by a majority-in-
interest of such holders' Parent securities) and the Founders
(as a group as determined by a majority-in-interest of such
holders' Parent securities) are entitled shall be the same as the entitlement for demand registrations. Parent shall not be
required to effect a shelf registration through an underwritten offering. Parent shall not be required to give effect to a Shelf
Notice if (a) Form S-3 is not available for such an offering or
(b) the holders requesting participation in the offering propose to sell securities valued at less than $2,000,000 (with respect to the Founders) or $20,000,000 (with respect to the Company
Common Shareholders).

	●	Availability to Company Preferred Shareholders: Following
the Closing, the Company shall file a shelf registration
statement covering all of the Company Preferred
Shareholders' Registrable Securities and cause it to be
declared effective, and to have such shares listed for trading on the Company's primary exchange (to the extent it is
permitted to do so under applicable listing requirements and guidelines), on or prior to the date that is six (6) months after the Closing (the "Effectiveness Deadline"). If the Company
fails to cause a registration statement covering all of the
Company Preferred Shareholders' Registrable Securities to be
declared effective and to have such shares listed for trading
(to the extent it is permitted to do so under applicable listing requirements and guidelines) as of the Effectiveness Deadline
(an "Effectiveness Failure"), within three business days
following the Effectiveness Deadline and on the last business day of each 30-day period thereafter, until such time as such registration statement is declared effective and such shares are listed for trading, the Company shall pay to each Company
Preferred Shareholder, an amount in cash and/or, at the
Company’s option additional shares of Parent common stock
(based on the Fair Market Value thereof) equal to (a) 1% of
the Fair Market Value of one share of Parent common stock,
multiplied by (b) the number of shares of Registrable
Securities held by such Company Preferred Shareholder,
further multiplied by, if applicable (c) a fraction, the
numerator of which is the number of days which have elapsed
during such 30-day period, and the denominator of which is
30. Parent shall not be required to effect a shelf takedown
through an underwritten offering. For purposes hereof, “Fair
Market Value” means (i) for purposes of clause (a) above and calculating the penalty amount, $10, and (ii) if the Company elects to pay any portion of such penalty in additional shares of Parent common stock, then the average closing price of a
share of Polaris common stock as reported on the principal
exchange, electronic trading network or recognized quotation system on which the Parent common stock is then listed or
quoted over the ten trading days ending on, as the case may
be, the 6-month anniversary of the closing of the merger, the last business day of each 30-day period thereafter or the date the registration statement is declared effective. In the event the shares are not listed for trading on an exchange or quoted on an electronic trading network or recognized quotation
system, the Fair Market Value shall be determined in good
faith by the Board of Directors, subject to reasonable and
customary appraisal rights of the Company Preferred
Shareholders.

Registration Procedures;	●	The registration procedures and indemnification applicable to
Indemnification and		registrations hereunder shall be acceptable to the Company
Contribution		Preferred Shareholders and at least as favorable to the holders of Registrable Securities as set forth in Sections 3 and 4 of the
Founders Registration Rights Agreement and at least as
favorable to the holders of Registrable Securities as set forth in Sections 7 and 9 of the Company Amended and Restated
Registration Rights Agreement.

Other

Charter and Bylaws	●	The parties shall take or cause to be taken all lawful action necessary to ensure at all times as of and following the
Closing Date that the certificate of incorporation and by-laws of Parent are not inconsistent with the provisions of this

agreement or the transactions contemplated hereby.

Termination	●	This agreement shall terminate (a) with respect to the
Company Common Shareholders and the Company Preferred
Shareholders, on the date when the Company Common
Shareholders and the Company Preferred Shareholders, as a
group, hold less than 10% of the outstanding Parent common
stock and (b) with respect to all parties, on the date of a
change of control of Parent, provided that, in any case, (i) the registration rights of the Company Common Shareholders and
Company Preferred Shareholders shall survive until the
Company Common Shareholders and Company Preferred
Shareholders no longer own any Parent common stock, and
the registration rights of the Founders shall survive until the
Founders no longer own any Parent common stock or Parent
warrants, and the related indemnification provisions shall
survive any termination, and (ii) the right to vote escrowed shares shall survive any termination.